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                                                                   EXHIBIT 10.13

                                                                           [CSS]


                 FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT


         This FIRST AMENDMENT (this "Amendment"), dated as of August 24, 2001, is among CSS INDUSTRIES, INC., a Delaware corporation (the "Servicer"), CSS FUNDING LLC, a Delaware limited liability company (the "Company") and each of the entities listed on Schedule I to the Agreement (as defined below) (each, an "Originator"; and collectively, "Originators").

                                    RECITALS

         1. The Servicer, the Company and the Originators are parties to the Purchase and Sale Agreement, dated as of April 30, 2001 (the "Agreement").

         2. The Servicer, the Company and the Originators desire to amend the Agreement as hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         SECTION 1. Amendments to the Agreement.

                  (a) Clause (b)(ii)(B) of the definition of "FMVD" set forth in
         Section 2.2 of the Agreement is hereby amended by deleting the phrase "Turnover Rate" therein and substituting "Days' Sales Outstanding" therefor.

                  (b) Section 2.2 of the Agreement is hereby amended by adding immediately prior to the definition of "Payment Date" the following definition of "Days' Sales Outstanding":

                           "Days' Sales Outstanding" means, for any calendar
                  month, an amount computed as of the last day of such calendar month equal to: (a) the Outstanding Balance of all Pool Receivables as of the last day of such calendar month divided by (b)(i) the aggregate credit sales made by the Originator during the most recent four calendar months divided by (ii) 120.

         SECTION 2. Conditions to Effectiveness.

         2.1 This Amendment shall become effective as of the date hereof upon receipt by the Administrator of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Administrator), in form and substance satisfactory to the Administrator:


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                  (a)      counterparts of this Amendment (whether by facsimile
         or otherwise) executed by each of the parties hereto; and


                  (b) such other documents and instruments as the Administrator may reasonably request.


         SECTION 3. Effect of Amendment; Ratification. Except as specifically amended hereby, the Agreement is hereby ratified and confirmed in all respects, and all of its provisions shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to "the Purchase and Sale Agreement", "this Agreement", "hereof", "herein", or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend, or supplement any provision of the Agreement other than as specifically set forth herein.


         SECTION 4. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.


         SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to any otherwise applicable conflict of laws principles.


         SECTION 6. Section Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or the Agreement or any provision hereof or thereof.



                           [SIGNATURE PAGES TO FOLLOW]






                                       -2-

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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.


                                CSS FUNDING LLC



                                By:
                                   ------------------------------------------
                                   Name:
                                   Title:



                                CSS INDUSTRIES, INC., as Servicer



                                By:
                                   ------------------------------------------
                                   Name:
                                   Title:


















                                S-1                First Amendment to PSA (CSS)


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                                   ORIGINATORS:


                                   BERWICK INDUSTRIES LLC



                                   By:
                                      --------------------------------------
                                      Name:
                                      Title:



                                    CLEO INC.




                                   By:
                                      --------------------------------------
                                      Name:
                                      Title:


                                    THE PAPER MAGIC GROUP, INC.




                                   By:
                                      --------------------------------------
                                      Name:
                                      Title:












                                    S-2            First Amendment to PSA (CSS)